Exhibit 99.1

For Release at 1:35 a.m. EDT	Genzyme Contact:	Isis Contacts:
July 28, 2011	Erin Emlock (Media)	Amy Blackley, Ph.D. (Media)
	(617) 768-6923	(760) 603-2772

Kristina Lemonidis (Investors)
(760) 603-2490

Genzyme and Isis Announce Submission of European

Marketing Authorization Application for Mipomersen (Kynamro®)

Submission Seeks Approval for Mipomersen’s Use in the Treatment of Homozygous Familial
Hypercholesterolemia and Severe Heterozygous Familial Hypercholesterolemia

CAMBRIDGE, Mass. and CARLSBAD, Calif. — Genzyme, a Sanofi company (EURONEXT: SAN and NYSE: SNY), and Isis Pharmaceuticals Inc. (NASDAQ: ISIS) today announced that Genzyme has submitted a marketing authorization application (MAA) to the European Medicines Agency seeking approval for the 200 mg weekly dose of mipomersen for the treatment of homozygous and severe heterozygous familial hypercholesterolemia.

“This MAA submission is another significant step in the development of mipomersen,” said Vice President and General Manager of Genzyme’s Cardiovascular Business, Paula Soteropoulos.  “We also look forward to our upcoming U.S. regulatory submission later this year, as these submissions move us closer to our goal of making mipomersen available to patients who are in the greatest need of new treatments.”

Genzyme and Isis also announced today that, if the necessary approvals are granted, mipomersen would be marketed under the brand name Kynamro®, the registered name that has been submitted to health authorities for the investigational agent.

“Mipomersen has the potential to change the management of patients with homozygous and severe heterozygous familial hypercholesterolemia,” said Chairman and CEO of Isis Pharmaceuticals, Stanley T. Crooke.  “We are excited by the progress we are making with Genzyme on this important development program, which demonstrates the promise of antisense technology to meet unmet medical needs.”

About Mipomersen

Mipomersen is a first-in-class apo-B synthesis inhibitor currently in late-stage development for the reduction of LDL cholesterol (LDL-C).  It is intended to reduce LDL-C by preventing the formation of atherogenic lipoproteins, the particles that carry cholesterol through the bloodstream.  Mipomersen acts by blocking the production of apolipoprotein B (apoB), the protein that provides the structural core for these atherogenic particles, including LDL and lipoprotein-a (Lp(a)).

About Familial Hypercholesterolemia

FH is a genetic disease that results in elevated LDL-C levels and family patterns of increased risk of premature heart disease and heart disease-related death.  FH patients have inherited abnormalities in liver cells that are responsible for clearing LDL particles from the blood.  FH is autosomal dominant, which means that all first-degree relatives of FH patients have a 50 percent chance of having the disease as well, making early detection through family screening critically important.

The most severe FH patients have LDL-C levels that are two to four times higher than recommended levels, even when taking multiple cholesterol-lowering medications.  These people, who are characterized as having severe FH, include: those who have inherited the disease from both parents (homozygous FH (HoFH)) and those who have inherited it from only one parent, and have a severe form of the disease (severe heterozygous FH (severe HeFH)).

About Genzyme, a Sanofi Company

One of the world’s leading biotechnology companies, Genzyme is dedicated to making a major positive impact on the lives of people with serious diseases. Since its founding in 1981, the company has introduced breakthrough treatments that have provided new hope for patients.  The company’s areas of focus are rare genetic diseases, multiple sclerosis, cardiovascular disease, and endocrinology.  Genzyme is a Sanofi company. Genzyme’s press releases and other company information are available at www.genzyme.com.

About Isis Pharmaceuticals, Inc.

Isis is exploiting its expertise in RNA to discover and develop novel drugs for its product pipeline and for its partners.  The Company has successfully commercialized the world’s first antisense drug and has 24 drugs in development.  Isis’ drug development programs are focused on treating cardiovascular, metabolic, and severe and rare/neurodegenerative diseases and cancer.  Isis’ partners are developing antisense drugs invented by Isis to treat a wide variety of diseases.  Isis and Alnylam Pharmaceuticals are joint owners of Regulus Therapeutics Inc., a company focused on the discovery, development and commercialization of microRNA therapeutics.  Isis also has made significant innovations beyond human therapeutics resulting in products that other companies, including Abbott, are commercializing.  As an innovator in RNA-based drug discovery and development, Isis has designed and executed a patent strategy that has provided the Company with strong and extensive protection for Isis’ drugs and technology.  Additional information about Isis is available at www.isispharm.com.

Sanofi Forward Looking Statement

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These statements include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans” and similar expressions. Although Sanofi’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Sanofi, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, the uncertainties inherent in research and development, future clinical data and analysis, including post marketing, decisions by regulatory authorities, such as the FDA or the EMA, regarding whether and when to approve any drug, device or biological application that may be filed for any such product candidates as well as their decisions regarding labeling and other matters that could affect the availability or commercial potential of such products candidates, the absence of guarantee that the products candidates if approved will be commercially successful, the future approval and commercial success of therapeutic alternatives, the Group’s ability to benefit from external growth opportunities as well as those discussed or identified in the public filings with the SEC and the AMF made by Sanofi, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in Sanofi’s annual report on Form 20-F for the year ended December 31, 2010. Other than as required by applicable law, Sanofi does not undertake any obligation to update or revise any forward-looking information or statements.

Isis Forward Looking Statement

This press release includes forward-looking statements regarding Isis’ collaboration with Genzyme, a sanofi company, and the development, activity, therapeutic and safety of mipomersen in treating patients with high cholesterol.  Any statement describing Isis’ goals, expectations, financial or other projections, intentions or beliefs, including the planned commercialization of mipomersen is a forward-looking statement and should be considered an at-risk statement.  Such statements are subject to certain risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs.  Isis’ forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements.  Although Isis’ forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Isis.  As a result, you are cautioned not to rely on these forward-looking statements.  These and other risks concerning Isis’ programs are described in additional detail in Isis’ annual report on Form 10-K for the year ended December 31, 2010 and its most recent quarterly report on Form 10-Q, which are on file with the SEC. Copies of these and other documents are available from the Company.

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